UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report:  August 7, 2009

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33460 (Commission File Number)	94-1690082 (I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas 77042
 (Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of theregistrant under any of the following provisions:

 ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events

Geokinetics Inc., a Delaware corporation (the "Company" or “Geokinetics”), is filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in the Registration Statement on Form S-3 (the “Registration Statement”) filed on June 26, 2009.

This report contains the consolidated financial statement information for Geokinetics Inc., including condensed consolidated balance sheets as of December 31, 2008 and 2007; the related consolidated statements of operations, stockholders equity and other comprehensive income and cash flows for the three years in the period ended December 31, 2008.  Other than the additional footnote discussed below, these financial statements are identical to the financial statements appearing in Geokinetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on March 16, 2009.  As indicated in their report included therein, the financial statements included in this report have been audited by UHY LLP.

This report also contains the condensed consolidated financial statement information for Geokinetics Inc., including condensed consolidated balance sheets as of March 31, 2009 (unaudited) and December 31, 2008; the related condensed consolidated statements of operations and cash flows for the three months ended March 31, 2009 and 2008 (unaudited).  Other than the additional footnote discussed below, these financial statements are identical to the financial statements appearing in Geokinetics’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, filed on May 8, 2009.

These financial statements include an additional footnote (footnotes 19 and 9 in exhibits 99.1 and 99.2, respectively) with condensed consolidating financial information in accordance with Rule 3-10(f) of Regulation S-X promulgated by the SEC in order for the subsidiary guarantors that will be additional registrants on the Registration Statement to continue to be exempt from Securities Exchange Act of 1934 reporting pursuant to Rule 12h-5 under the Exchange Act.

ITEM 9.01    Financial Statements and Exhibits.

(d)          Exhibits

23.1	Consent of UHY LLP.

99.1
Consolidated financial statements for Geokinetics Inc., including consolidated balance sheets as of December 31, 2008 and 2007; the related consolidated statements of operations, stockholders equity and other comprehensive income and cash flows for the three years in the period ended December 31, 2008.

99.2
Condensed consolidated financial statements for Geokinetics Inc. including condensed consolidated balance sheets as of March 31, 2009 (unaudited) and December 31, 2008; the related condensed consolidated statements of operations and cash flows for the three months ended March 31, 2009 and 2008 (unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: August 7, 2009	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer